UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 18, 2017

BG STAFFING, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36704	26-0656684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5850 Granite Parkway, Suite 730
Plano, Texas 75024
(Address of principal executive offices, including zip code)

(972) 692-2400
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Item 2.01 is incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 18, 2017, BG Staffing, Inc. (the “Company”), through its subsidiary BG Finance and Accounting, Inc. (“BGFA”), acquired substantially all of the assets, and assumed certain of the liabilities of Smart Resources, Inc. (“Smart Resources”) and Accountable Search, LLC (collectively, "Sellers"), providers of administrative, executive assistant, and finance & accounting staffing services, pursuant to an Asset Purchase Agreement (the “Asset Purchase Agreement”) by and between BGFA, Smart Resources, Accountable Search, LLC, and Timothy J. Flood and Margaret L. Francis (together the "Selling Persons"). BGFA paid an aggregate of $6.0 million, subject to a working capital adjustment. The Selling Persons are entitled to receive, provided certain conditions are met over a two year period following the acquisition date, earn-out payments up to an aggregate of $2.0 million. The purchase price at closing was paid out of financing available under our existing credit facility with Texas Capital Bank. Mr. Flood has guaranteed certain of the Sellers' obligations under the Asset Purchase Agreement and the Selling Persons and the Sellers have agreed to certain noncompetition and nonsolicitation restrictions set forth in the Asset Purchase Agreement. The Asset Purchase Agreement contains customary representations, warranties, covenants and indemnification provisions.

The Asset Purchase Agreement is filed as Exhibit 2.1 hereto. The above description of the Asset Purchase Agreement is not complete and is qualified in its entirety by reference to Exhibit 2.1, which is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 2.01 is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

Smart Resources had revenues of approximately $13.2 million for the year ended December 31, 2016.

On September 21, 2017, the Company issued a press release in connection with the Asset Purchase Agreement, a copy of which is furnished as Exhibit 99.1 to this Current Report. Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

2.1*	Asset Purchase Agreement, dated as of September 18, 2017, between BG Finance and Accounting, Inc., Smart Resources, Inc. and Accountable Search, LLC, and Timothy J. Flood and Margaret L. Francis
99.1	Press release dated September 21, 2017

*Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments have been omitted. The Company hereby agrees to furnish a copy of any omitted schedule or attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BG STAFFING, INC.

Date: September 22, 2017		/s/ Dan Hollenbach
	Name: Title:	Dan Hollenbach Chief Financial Officer and Secretary (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Asset Purchase Agreement, dated as of September 18, 2017, between BG Finance and Accounting, Inc., Smart Resources, Inc. and Accountable Search, LLC, and Timothy J. Flood and Margaret L. Francis
99.1	Press release dated September 21, 2017

*Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments have been omitted. The Company hereby agrees to furnish a copy of any omitted schedule or attachment to the Securities and Exchange Commission upon request.